FAIR VALUE MEASUREMENTS AND DISCLOSURES	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure [Text Block]
3.  FAIR VALUE MEASUREMENTS AND DISCLOSURES

ASC Topic 820, Fair Value Measurement, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Refundable taxes, accounts payable, development grant and convertible notes are all stated at book value due to the term and nature of such items.